UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

SEAGATE TECHNOLOGY HOLDINGS plc
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

121 Woodlands Avenue 5	739009
Singapore

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6018-2562
N/A
(Former name or former address, if changed since last report)
____________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On July 29, 2025, Seagate Technology Holdings Public Limited Company (the “Company”) held its fiscal fourth quarter and fiscal year 2025 earnings conference call. As a result of technical issues experienced during the call, the webcast of the conference call accessible through the Company’s website was not properly functioning for a portion of the call. A copy of the transcript of the prepared remarks portion of the conference call is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, and a replay of the webcast is also available on the Company’s Investor Relations website at investors.seagate.com.

The information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section.

Item 7.01    Regulation FD Disclosure

The information in Item 2.02 above is incorporated herein by reference.

The information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.

Information Regarding Forward-Looking Statements

The transcript furnished as Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. Such statements are subject to a number of assumptions, risks, and uncertainties, many of which are beyond the control of the Company. These risks include, but are not limited to, those identified in the Company's Annual Report on Form 10-K, its latest periodic report on Form 10-Q, and its other filings with the Securities and Exchange Commission. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The Company does not undertake any obligation to update such forward-looking statements as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 Transcript of prepared remarks portion of fiscal fourth quarter and fiscal year 2025 earnings conference call of Seagate Technology Holdings plc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date:	July 29, 2025	By:	/s/ Gianluca Romano
		Name:	Gianluca Romano
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)